Exhibit 99.4

ATTACHMENT B

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of June 4, 2004, is between each holder of the Debenture (collectively, the “Secured Party”), John E. Rogers as Representative of the Secured Party (the “Representative”), and Fellows Energy Ltd., a Nevada corporation (the “Debtor”).

RECITALS

A. The Secured Party and Debtor have entered into or will enter into a Convertible Debenture of even date herewith (the “Debenture”) pursuant to which the Secured Party purchased a Debenture of Debtor.

B. The parties desire to enter into this Agreement to set forth the terms and conditions of the security interests relating to the Debenture.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein, the parties hereby agree as follows:

1.	Security Interest.

Subject to the applicable terms of this Agreement, the Debtor hereby grants to the Secured Party a first lien upon and a security interest in the Collateral (as defined in Section 3) to secure the payment of the Obligations (as defined in Section 2). Each party that becomes a Holder (as such term is defined in the Debenture) shall become a Secured Party upon execution and delivery of this Security Agreement.

2.	Obligations.

The obligations secured by this Agreement (the “Obligations”) are as follows:

(a) All indebtedness evidenced and created by the Debenture.

(b) All present and future advances, of any type or amount whatsoever, of funds by the Secured Party to the Debtor, including the Debenture, together with all extensions and renewals thereof, whether or not presently contemplated by the parties.

(c) All costs reasonably incurred directly or indirectly by the Secured Party to obtain, perfect, preserve and enforce the security interest granted to the Secured Party herein, to collect the Obligations and to maintain and preserve the Collateral, including (but not limited to) all taxes, assessments, insurance premiums, repairs, reasonable attorneys’ fees and legal expenses, rent, storage costs, and expenses of sale.

(d) Interest on all of the above amounts, as agreed between the Secured Party and the Debtor, or if no such agreement exists, at the same rate of interest set forth in the Debenture.

3.	Collateral.

The Debtor grants to the Secured Party a first lien upon and a security interest in the following property (individually and collectively the “Collateral”):

(a) All assets owned by the Debtor, now owned or hereafter acquired, wherever located, together with all agreements relating thereto and all proceeds, replacements and substitutions thereof.

(b) All accounts receivable of the Debtor now or hereafter in existence, together with all proceeds thereof or substitutions thereof, and all returned or repossessed goods arising from or relating to any of said accounts receivable.

(c) All general intangibles, now owned or hereafter acquired by the Debtor, including all rights of ways, leases, easements, covenants, licenses, trademarks, service marks, brand names, fictitious names, and other intellectual property, whether registered or not, and applications therefor, and the goodwill of the business symbolized by each trademark, service mark, brand name and fictitious name, together with all agreements relating thereto and all proceeds and replacements thereof and substitutions therefor.

(d) All of the Debtor’s books and records, as they exist from time to time, relating to Sections 3(a) through (c) above.

(e) All proceeds, securities and other property, rights, interests of any description at any time issued or issuable as an addition to, in substitution or exchange for, or with respect to, any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof) and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

4.	Agreements of the Debtor.

(a) The Debtor will, (i) keep its principal place of business and executive office and the office where it keeps its records concerning the Collateral at the address specified in Section 7 or, upon 10 days’ prior written notice to the Secured Party, at such other location in the United States as may be specified in the notice; (ii) take commercially reasonable care of the Collateral; (iii) insure the Collateral for such hazards and in such amounts as is customary for similarly situated companies in the Debtor’s industry, (iv) pay on demand all costs incurred indirectly or directly by the Secured Party to collect the Obligations, to obtain, preserve, and enforce the security interest granted herein and to preserve the Collateral, including (but not limited to) taxes, assessments, insurance premiums, repairs, reasonable attorneys’ fees and legal expenses, rent, storage costs, and expenses of sale; (v) furnish the Secured Party with any reasonable and appropriate information on the Collateral requested by the Secured Party; (vi) allow the Secured Party to inspect the Collateral once each calendar year, and inspect and copy all records relating to the Collateral and the Obligations upon prior written notice during regular business hours at the offices of Debtor or such location where the Collateral is located; (vii) sign any papers furnished by the Secured Party that are necessary to obtain, maintain and perfect this security interest; (viii) take all necessary steps to preserve the liability of account debtors, obligors, and secondary parties whose obligations are part of the Collateral; (ix) upon request by the Secured Party, transfer possession of all instruments, documents, and chattel paper that are part of the Collateral to the Secured Party immediately, or, as to those hereafter acquired, immediately following acquisition; (x) perfect a security interest (using a method satisfactory to the Secured Party) in all goods covered by chattel paper that is part of the Collateral; and (xi) notify the Secured Party of any occurrence of any Event of Default.

(b) The Debtor will not, without the Secured Party’s prior written consent: (i) remove the Collateral from the address set forth in Section 7, or such other location where the Collateral is used in the normal and ordinary course of business; (ii) sell, lease or otherwise transfer or dispose of the Collateral except in the ordinary course of business; or (iii) incur, or suffer to exist any lien, mortgage, pledge, assignment, or other encumbrance on, or security interest in the Collateral; except: (A) the security interest created by this Agreement, (B) the security interest granted by the Debenture, (C) purchase money security interests, (D) materialmen’s, suppliers’, tax, and other like liens arising in the ordinary course of business securing obligations that are not overdue or are being contested in good faith by appropriate proceedings and (E) liens that are subordinate to the Lender’s security interests.

(c) Where permitted by law, the Debtor hereby authorizes the Secured Party to file financing and continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Debtor.

5.	Rights of the Secured Party.

In addition to any other remedies available to the Secured Party under the Uniform Commercial Code, upon an Event of Default, the Representative, upon instruction from the holders of a majority of the then-outstanding aggregate principal amount of the Debenture (herein, “Majority-in-Interest”), may in its discretion, (i) terminate, immediately upon notice to the Debtor, the Debtor’s authority to sell, lease, otherwise transfer, manufacture, process or assemble, or furnish under contracts of service, inventory that is Collateral or any other Collateral; (ii) take possession and endorse as the Debtor’s agent any instruments or chattel paper included in the Collateral; (iii) notify account debtors and obligors on instruments to make payment direct to the Representative; (iv) contact account debtors directly to verify information furnished by the Debtor; (v) without notice to the Debtor, take control of proceeds of the Collateral and use any cash proceeds to reduce any part of the Obligations; (vi) take any action the Debtor is required to take or that is otherwise reasonable and necessary to obtain, preserve, perfect and enforce this Agreement (and the security interest granted hereby) or to maintain and preserve the Collateral, and add reasonable costs of same to the Obligations upon prior written notice to the Debtor (but the Representative is under no duty to take any such action); (vii) release all or any portion of the Collateral in its possession to the Debtor, temporarily or otherwise; (viii) take control of funds generated by the Collateral, such as interest and/or other fees associated with late payment of accounts receivables by Debtor’s customers, and proceeds or refunds from insurance, and use same to reduce any part of the Obligations; (ix) waive any of its rights hereunder without such waiver prohibiting the later exercise of the same or similar rights; (x) transfer or register in its name or the name of its nominee any of the Collateral, with or without indication of the security interest herein created and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligations in any order of priority; (xi) insure the Collateral; (xii) exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as the Representative may determine; (xiii) sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name of Debtor; provided, however, that each and every such action taken by the Representative and Secured Party shall be commercially reasonable.

6. Representative. The Secured Party hereby appoints the Representative as representative of each Secured Party for purposes of this Agreement. The Representative shall receive written notices for each Secured Party and shall have full power and authority to represent each Secured Party and its successors with respect to all matters arising under this Agreement, and all action taken by the Representative hereunder pursuant to authority granted herein shall be binding upon each Secured Party and its successors as if expressly ratified and confirmed in writing by each of them. Without limiting the generality of the foregoing, except as expressly set forth herein the Representative shall have full power and authority, on behalf of each Secured Party and their successors and assigns, to interpret all the terms and provisions of this Agreement, to take any action necessary with respect to the Collateral or otherwise to effectuate the terms of this Agreement, and to retain such counsel and consultants as appropriate and necessary to carry out its duties. The Representative, or any successor hereafter appointed, may resign and shall be discharged of his duties hereunder upon the appointment of a successor Representative as hereinafter provided. In case of such resignation, or in the event of the death or inability to act of the Representative, a successor shall be named by the Majority-in-Interest. Each such successor Representative shall have all the power, authority, rights, and privileges hereby conferred upon the original Representative, and the term “Representative” as used herein shall be deemed to include each such successor Representative.

7. Successors and Assigns. The rights and privileges of the Secured Party shall inure to its successors and assigns. The Debtor shall not assign this Agreement without the prior written consent of the Representative. All representations, warranties, covenants and agreements of the Debtor shall bind the Debtor’s successors and assigns.

8. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or 5 days after being mailed, first-class postage prepaid to the address provided below for the notified party or such other address as the party may designate by notice.

If to Debtor:

Fellows Energy Ltd.

370 Interlocken Blvd., #400

Broomfield, CO 80021

Attn: George Young

With a copy to:

Paul Hilton

Hogan & Hartson L.L.P.

1200 17th Street, #1500

Denver, CO 80202

Attn: Paul Hilton

If to Representative:

John E. Rogers

162 Abingdon Ave.

Kenilworth, IL 60043

Attn: John E. Rogers

With a copy to Secured Party:

Attn:

9. Default.

(a) The occurrence of any of the following is an Event of Default: (i) an event of default as defined in Article 5 of the Debenture when due or declared due unless such failure is cured within five days from the date such payment is due; or (ii) default in the performance of any obligation or undertaking of Debtor under this Agreement or any other document securing the indebtedness evidenced by the Debenture, each an “Event of Default.”

(b) When an Event of Default occurs, the Obligations shall become immediately due and payable at the option of the Representative. The Representative may proceed to enforce payment and exercise any and all of the rights and remedies available to a secured party under the Uniform Commercial Code, together with all other rights and remedies available to it under applicable law, including, without limitation, (i) requiring the Debtor to (and the Debtor hereby agrees that it will at its expense and upon demand by the Representative)

assemble the Collateral and make it available to the Representative at a place reasonably convenient to both parties; (ii) with or without a foreclosure action, enter upon the premises where the Collateral may be, take possession thereof and remove the Collateral from the premises; (iii) notify account debtors to pay the Representative; and (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale for cash, on credit or for future delivery, and upon such other terms as the Representative may deem commercially reasonable; provided, however, that each and every such action taken by Representative shall be commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. The Representative shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Representative may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor shall be liable to the Secured Party for any deficiency arising from the sale of Collateral by the Secured Party.

(c) In the event of a sale under (b) above, all cash proceeds received by the Representative related to any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Majority-in-Interest, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, all or any part of the Obligations, first to accrued and unpaid interest, second to the outstanding principal amounts of the Debenture and third to such other Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.

(d) Following the occurrence of an Event of Default, the Debtor hereby irrevocably appoints the Representative as attorney-in-fact for the Secured Party with full power of substitution in an Event of Default to, (i) prosecute, defend, settle or withdraw any claims, suits or proceedings arising out of the Collateral; (ii) perform any obligation required to be performed by the Debtor under this Agreement or any other agreement between the Debtor and the Secured Party; (iii) execute on behalf of the Debtor any financing statement or other evidence of the security interest contemplated by this Agreement, or any modification, refiling, continuation or extension thereof; (iv) take any other action contemplated by this Agreement or any other agreement between the Debtor and the Secured Party; and (v) execute, acknowledge, verify, deliver, file, record and publish any one or more of the foregoing.

(e) Following the occurrence of an Event of Default, to the extent allowed by law, the Debtor shall pay the Secured Party all expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorneys’ fees and legal expenses and such costs shall be paid out of the proceeds of disposition of the Collateral.

10. Actions Under This Agreement. Notwithstanding any other provision of this Agreement, (i) Secured Party’s actions pursuant to any Section of this Agreement shall be commercially reasonable; and (ii) any action by the Secured Party with respect to the Collateral under this Agreement, including any action to enforce the security interest created hereby, shall require the consent of the Majority-in-Interest.

11. Amendments and Waivers. This Agreement and the Debenture embody the entire agreements of the parties respecting the matters within its scope and supersede all previous agreements, if any, oral or written. The provisions of this Agreement may be amended, terminated, superseded, or waived only by an agreement in writing signed by the Secured Party and the Debtor. A waiver of a breach of any provision of this Agreement by a party shall not operate or be construed as a waiver by that party of any subsequent breach.

12. Governing Law. This agreement shall be construed in accordance with the laws of the State of Nevada.

13. General. A carbon, photographic or other reproduction of this agreement or a financing statement shall be sufficient as a financing statement.

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SIGNATURES

IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be duly executed on the day and year first written above.

DEBTOR

FELLOWS ENERGY LTD.

By:
Name:	George S. Young
Title:

SECURED PARTY

By:
Name:
Title:

REPRESENTATIVE

JOHN E. ROGERS

By:
Name:	John E. Rogers
Title:

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